                                                                      Exhibit 99


      I hereby consent to the reference to me, Peter Thorner, included in or made a part of the Registration Statement on Form S-1 (File No. 333-66953) of Bradlees, Inc., and any amendments thereto, including but not limited to those references under the captions "Management", "Principal Stockholders" and "Selling Security Holders."

                                       /s/ Peter Thorner
                                       -------------------
                                       Name: Peter Thorner

Braintree, Massachusetts
January 26, 1999

      I hereby consent to the reference to me, Robert Lynn, included in or made a part of the Registration Statement on Form S-1 (File No. 333-66953) of Bradlees, Inc., and any amendments thereto, including but not limited to those references under the captions "Management", "Principal Stockholders" and "Selling Security Holders."

                                       /s/ Robert Lynn
                                       -------------------
                                       Name: Robert Lynn

Braintree, Massachusetts
January 26, 1999

      I hereby consent to the reference to me, Stephen J. Blauner, included in or made a part of the Registration Statement on Form S-1 (File No. 333-66953) of Bradlees, Inc., and any amendments thereto, including but not limited to those references under the captions "Management", "Principal Stockholders" and "Selling Security Holders."

                                       /s/ Stephen J. Blauner
                                       ------------------------
                                       Name: Stephen J. Blauner

Braintree, Massachusetts
January 26, 1999

      I hereby consent to the reference to me, Robert A. Altschuler, included in or made a part of the Registration Statement on Form S-1 (File No. 333-66953) of Bradlees, Inc., and any amendments thereto, including but not limited to those references under the captions "Management", "Principal Stockholders" and "Selling Security Holders."

                                       /s/ Robert A. Altschuler
                                       --------------------------
                                       Name: Robert A. Altschuler

Braintree, Massachusetts
January 26, 1999

      I hereby consent to the reference to me, Lawrence Lieberman, included in or made a part of the Registration Statement on Form S-1 (File No. 333-66953) of Bradlees, Inc., and any amendments thereto, including but not limited to those references under the captions "Management", "Principal Stockholders" and "Selling Security Holders."

                                       /s/ Lawrence Lieberman
                                       ------------------------
                                       Name: Lawrence Lieberman

Braintree, Massachusetts
January 26, 1999

      I hereby consent to the reference to me, Charles K. MacDonald, included in or made a part of the Registration Statement on Form S-1 (File No. 333-66953) of Bradlees, Inc., and any amendments thereto, including but not limited to those references under the captions "Management", "Principal Stockholders" and "Selling Security Holders."

                                       /s/ Charles K. MacDonald
                                       --------------------------
                                       Name: Charles K. MacDonald

Braintree, Massachusetts
January 26, 1999

      I hereby consent to the reference to me, W. Edward J. Clingman, Jr., included in or made a part of the Registration Statement on Form S-1 (File No. 333-66953) of Bradlees, Inc., and any amendments thereto, including but not limited to those references under the captions "Management", "Principal Stockholders" and "Selling Security Holders."

                                       /s/ W. Edward J. Clingman, Jr.
                                       --------------------------------
                                       Name: W. Edward J. Clingman, Jr.

Braintree, Massachusetts
January 26, 1999

      I hereby consent to the reference to me, John M. Friedman, Jr., included in or made a part of the Registration Statement on Form S-1 (File No. 333-66953) of Bradlees, Inc., and any amendments thereto, including but not limited to those references under the captions "Management", "Principal Stockholders" and "Selling Security Holders."

                                       /s/ John M. Friedman, Jr.
                                       ---------------------------
                                       Name: John M. Friedman, Jr.

Braintree, Massachusetts
January 26, 1999

      I hereby consent to the reference to me, William H. Roth, included in or made a part of the Registration Statement on Form S-1 (File No. 333-66953) of Bradlees, Inc., and any amendments thereto, including but not limited to those references under the captions "Management", "Principal Stockholders" and "Selling Security Holders."

                                       /s/ William H. Roth
                                       ---------------------
                                       Name: William H. Roth

Braintree, Massachusetts
January 26, 1999